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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                        Date of Report: November 10, 2003
                        (Date of earliest event reported)



                 ABN AMRO Mortgage Corporation, Series 2003-12
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                        333-101550                  36-3886007
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation)                      File Number)            Identification No.)

135 South LaSalle Street                                        60603
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Chicago, Illinois                                            (Zip Code)
(Address of Principal Executive Offices)


      Registrant's telephone number, including area code, is (312) 904-2000


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Item 5.           Other Events.

                  On or about November 25, 2003, the Registrant will cause the issuance and sale of Multi-Class Mortgage Pass-Through Certificates, Series 2003-12 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee and Washington Mutual Mortgage Securities Corp., as servicer.

                             Collateral Term Sheets

                  Goldman, Sachs & Co. ("Goldman") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

                  The Collateral Term Sheets have been provided by the Goldman. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

                  The Collateral Term Sheets were prepared by the Goldman at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.   Financial Statements. PRO FORMA Financial Information and Exhibits


          (a) Financial Statements.

                  Not applicable.

          (b) PRO FORMA Financial Information.

                  Not applicable.

          (c) Exhibits



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                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.      DESCRIPTION
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     1             99              Collateral Term Sheets (as defined in Item 5)
                                   that have been provided by Goldman to certain prospective purchasers of ABN AMRO Mortgage
                                   Corporation, Mortgage Pass-Through
                                   Certificates Series 2003-12 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ABN AMRO MORTGAGE
                                       CORPORATION

                                       By:  /s/ Maria Fregosi
                                           -----------------------------------
                                       Name:    Maria Fregosi
                                       Title:   Vice President


Dated: November 10, 2003




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                                  EXHIBIT INDEX



             Item 601(a) of   Sequentially
Exhibit      Regulation S-K   Numbered
Number.      Exhibit No.      Description            Page
-------      -----------      -----------            ----
1            99               Preliminary            Filed Manually
                              Collateral Term
                              Sheet